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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant |X|     Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           AMERICAN EAGLE FUNDS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

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


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                           AMERICAN EAGLE FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416

Dear Shareholder:

         You are cordially invited to attend a Special Joint Meeting of Shareholders (the "Meeting") of American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (the "Funds") in order to vote on several important proposals. Each Fund is a series of American Eagle Funds, Inc. The Meeting will be held at the offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on [Day], [Month][date], 2000, at [time] (Central Time).

         Enclosed you will find a detailed Proxy Statement and a proxy card for you to register your vote and mail back to us. You will also find a summary of the proposals in a "Question and Answer" format that will provide answers to many of your anticipated questions. After you have read the enclosed materials, please fill out your proxy card, sign it and send it back to us. While we would welcome your attendance at the Meeting, whether or not you expect to attend the Meeting, please sign and return the enclosed proxy card in the enclosed postage-paid envelope.

YOUR PROMPT VOTE MAKES A BIG DIFFERENCE

         It is very important that you vote as soon as possible since many of these proposals require that a majority of the shareholders participate in the voting process. If the required number of shareholders DO NOT participate, additional mailings and shareholder solicitation will need to take place at the expense of the Fund. Your prompt vote will help save time and money.

THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE FOR EACH PROPOSAL

         All of the proposals have been thoroughly reviewed by the Funds' Board of Directors, whose role is to protect your interest as a shareholder. The Funds' Board of Directors believes that the proposals are in the best interest of the applicable Fund and its shareholders and unanimously recommends that you vote FOR each proposal.

         Thank you for taking the time to cast this very important vote.

Sincerely,




Marcus E. Jundt
President

HERE IS A BRIEF OVERVIEW OF THE PROPOSALS THAT ARE BEING RECOMMENDED FOR YOUR FUND. PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT BEFORE DECIDING HOW TO VOTE ON THESE PROPOSALS.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

         Shareholders are being asked to vote on proposals to:

         * Set the number of directors at seven and to elect each member of the Board of Directors.

         * Approve the modification of certain investment restrictions of the Funds.

         * Approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         After careful consideration, the Board recommends that you vote FOR each proposal.

WHAT DO BOARD MEMBERS DO?

         Board members represent the interests of shareholders and oversee the management of the Funds.

WHY IS THE BOARD RECOMMENDING CHANGES TO SOME OF THE FUNDS' INVESTMENT RESTRICTIONS?

         Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. Because some of the Funds' fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive in light of modern investment practices, the Board is recommending that certain of the Funds' investment restrictions be modified.

WHY IS A SHAREHOLDER VOTE REQUIRED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS WITH JUNDT ASSOCIATES, INC?

         The Investment Company Act of 1940 generally requires that shareholders approve a new investment advisory agreement whenever there is a change in control of the investment adviser. Marcus E. Jundt, the president of each Fund, has announced that he will acquire a controlling interest in Jundt Associates, Inc, the investment adviser to each Fund. The proposed acquisition will result in a change in control of Jundt Associates, Inc. which, therefore, requires a shareholder vote on a new investment advisory agreement for each Fund. The Board is recommending that shareholders of each Fund approve the new Investment Advisory Agreement with Jundt Associates, Inc.

HOW WILL THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. AFFECT THE MANAGEMENT OF MY FUND INVESTMENTS?

         Under the terms of the proposed Investment Advisory Agreements, the investment management fees paid by your Fund will remain the same. In addition, the portfolio managers for each Fund will remain the same. Information about Marcus E. Jundt and the new Investment Advisory Agreements can be found in the proxy statement.

                           AMERICAN EAGLE FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                           TO BE HELD ON _______, 2000

         American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (the "Funds"), each a series of American Eagle Funds, Inc., will hold a Special Joint Meeting of Shareholders (the "Meeting") at the offices of offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on [Day], [Month][date], 2000, at [time] (Central Time), for the following purposes:

         1. To set the number of directors at seven and to elect each member of the Board of Directors.

         2. To approve the modification of certain investment restrictions of the Funds.

         3. To approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

         4. To transact any other business properly brought before the Meeting.

         The Funds' Board of Directors unanimously recommends approval of each item listed on this Notice of Special Joint Meeting of Shareholders.

         Only shareholders of record as of the close of business on July 31, 2000 may vote at the Meeting or any adjournment(s) of the Meeting.

                                       James E. Nicholson
                                       Secretary

Dated: _________

                           AMERICAN EAGLE FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


                                 PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                                     [DATE]

         The Board of Directors of American Eagle Funds, Inc. (the "Company"), is soliciting the enclosed proxy in connection with a special joint meeting of shareholders (the "Meeting") to be held _________, and any adjournment of the Meeting.

         The Company offers its shares in two different series, American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (each a "Fund"). Each Fund's investment advisor is Jundt Associates, Inc. ("Jundt Associates"). U.S. Growth Investments, Inc. ("U.S. Growth Investments") is the Funds' principal underwriter. Both Jundt Associates and U.S. Growth Investments are located at 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.

         The Company will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Shareholders' Meeting and this Proxy Statement. Representatives of Jundt Associates, without cost to the Company, may solicit proxies by means of mail, telephone, or personal calls. Jundt Associates may also arrange for an outside firm, ____________________, to solicit shareholder votes by telephone on behalf of the Company. This procedure is expected to cost approximately $_____, which will be allocated among the Funds on the basis of their net assets.

         In order for the Meeting to go forward, there must be a quorum. This means that at least 10% of the Company's shares must be represented at the Meeting--either in person or by proxy. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Company's Articles of Incorporation, the election of directors will be determined on the basis of a percentage of votes cast at the Special Joint Meeting of Shareholders. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Fund, or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         Only shareholders of record on July 31, 2000 may vote at the Meeting or any adjournment of the Meeting. On that date the Funds had the following numbers of shares of common stock issued and outstanding:

FUND                                                                    SHARES
----                                                                    ------

American Eagle Funds, Inc.
     American Eagle Capital Appreciation Fund.......................   _________
     American Eagle Twenty Fund.....................................   _________

         Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         At this point, we know of no other business to be brought before the Meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

         THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 615 EAST MICHIGAN STREET, 3RD FLOOR, MILWAUKEE, WISCONSIN 53201-5207 OR CALL 1-800-370-0612.

         Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call 1-800-370-0612 or your registered representative.

         This proxy statement and proxy cards were first mailed to shareholders on or about ___________, 2000.

                              SUMMARY OF PROPOSALS

         The Board of Directors of the Funds is asking for your vote on the following proposals. Each proposal is described in detail below.

PROPOSAL
--------

1. To set the number of directors at seven and to elect each member of the Board of Directors

2.       To approve the modification of the following investment restrictions:

         A. Modify investment restrictions regarding borrowing and the issuance of senior securities

         B. Modify investment restrictions regarding concentration in a particular industry

         C. Modify investment restrictions regarding investments in real estate

         D. Modify investment restrictions regarding investments in commodities

         E.       Modify investment restrictions regarding lending

3. To approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

4.       To transact such other business as may properly come before the Meeting

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         At the Meeting you will be asked to elect the nominees listed below to the Company's Board of Directors, and to thereby set the number of Directors at seven (based on the authority of the Board of Directors to increase or decrease the number of directors).

         Each director will serve until the next meeting of the shareholders or until his successor is elected. Information regarding each nominee's principal occupation and business experience is set forth below.

         The Company's Board of Directors has an audit committee and nominating committee. The members of the audit committee are John E. Clute, Demetre M. Nicoloff and Darrell R. Wells, and the members of the nominating committee are John E. Clute, Floyd Hall, Demetre M. Nicoloff, Darrell R. Wells and Clark W. Jernigan.

         The audit committee's purpose is to oversee the Funds' accounting and financial reporting policies and practices and matters relating to internal control, to oversee the quality and objectivity of the Funds' financial statements and the independent audits of those statements and to be a liaison between the independent auditors of the Fund and the full Board of Directors. The nominating committee will act to present names for consideration for election of Board members in the event of a vacancy or expansion of the Board of Directors. This committee will consider nominees recommended to it for consideration by shareholders of the Company.

                                    PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                    PAST 5 YEARS AND OTHER AFFILIATIONS
----------------                    -----------------------------------
James R. Jundt (1)(2)               Chairman of the Board, Chief Executive
Age: 58                             Officer, Secretary and portfolio manager of
1550 Utica Avenue South             the Investment Adviser since its inception
Suite 950                           in 1982. Chairman of the Board and a
Minneapolis, MN 55416               portfolio manager of The Jundt Growth Fund,
                                    Inc. since 1991, Jundt Funds, Inc. since
                                    1995 and, since 1999, American Eagle Funds,
                                    Inc. President of The Jundt Growth Fund,
                                    Inc. from 1991 to 1999 and Jundt Funds, Inc.
                                    from 1995 to 1999. Chairman of the Board of the Distributor since 1995. Also a trustee of Gonzaga University.

John E. Clute                       Dean and Professor of Law, Gonzaga
Age: 65                             University School of Law, since 1991;
1221 West Riverside                 previously Senior Vice President Human
 Avenue                             Resources and General Counsel, Boise Cascade
Spokane, WA 99201                   Corporation (forest products). Director of
                                    The JundtGrowth Fund, Inc. since 1991, Jundt
                                    Funds, Inc. since 1995 and, since 1999,
                                    American Eagle Funds, Inc. Also a director of Hecla Mining Company (mining) and two private companies.

Floyd Hall                          Chairman, President and Chief Executive
Age: 61                             Officer of K-Mart Corporation from 1995 to
190 Upper Mtn Ave.                  2000. Chairman from 1989 to 1998 and Chief
Montclair, NJ 07042                 Executive Officer from 1989 to 1995 of The
                                    Museum Company and Alva Replicas. Chairman and Chief Executive Officer from 1984 to
                                    1989 of The Grand Union Company. Chairman and Chief Executive Officer from 1981 to
                                    1984 of Target Stores. President and Chief
                                    Executive Officer from 1974 to 1981 of B.
                                    Dalton Bookseller. Director of The Jundt
                                    Growth Fund, Inc. since 1991, Jundt Funds,
                                    Inc. since 1995 and, since 1999, American
                                    Eagle Funds, Inc.

Demetre M. Nicoloff                 Cardiac and thoracic surgeon, Cardiac
Age: 66                             Surgical Associates, P.A., Minneapolis,
1492 Hunter Drive                   Minnesota. Director of The Jundt Growth
Wayzata, MN 55391                   Fund, Inc. since 1991, Jundt Funds, Inc.
                                    since 1995 and, since 1999, American Eagle
                                    Funds, Inc. Also a director of Optical
                                    Sensors Incorporated (patient monitoring equipment); Micromedics, Inc. (instrument trays, ENT specialty products and fibrin glue applicators); Applied Biometrics, Inc.
                                    (cardiac output measuring devices); and
                                    Urometrics, Inc. (ultrasound imaging
                                    equipment).

Darrell R. Wells                    Managing Director, Security Management
Age: 57                             Company (asset management firm) in
Suite 310                           Louisville, Kentucky. Director of The Jundt
4350 Brownsboro Road,               Growth Fund, Inc. since 1991, Jundt Funds,
Louisville, KY 40207                Inc. since 1995 and, since 1999, American
                                    Eagle Funds, Inc. Also a director of
                                    Churchill Downs Inc. (race track operator) and Citizens Financial Inc. (insurance holding company), as well as several private companies.

Clark W. Jernigan                   Engineering Director, Cirrus Logic, Inc.,
Age: 39                             Communications Products Division, Austin,
1201 Verdant Way                    Texas since 1997; Research Associate
Austin, TX 78746                    Analyst, Alex. Brown & Sons Incorporated,
                                    New York, New York from 1996 to 1997;
                                    Product Development Engineering Manager,
                                    Advanced Micro Devices, Inc., Embedded
                                    Processor Division, Austin, Texas from June
                                    1991 to 1996; Director of The Jundt Growth
                                    Fund, Inc., Jundt Funds, Inc. and, since
                                    1999, American Eagle Funds, Inc.

Marcus E. Jundt                     Vice Chairman of the Investment Adviser
Age: 35                             since 1992. Research Analyst, Victoria
Suite 950                           Investors, New York, New York from 1988 to
1550 Utica Avenue South             1992. Employed by Cargill Investor Services,
Minneapolis, MN 55416               Inc. from 1987 to 1988. President of Jundt
                                    Funds, Inc., The Jundt Growth Fund, Inc.
                                    and, since 1999, American Eagle Funds, Inc.
                                    Portfolio Manager of Jundt Funds, Inc. since
                                    1995 and The Jundt Growth Fund since 1992.
                                    President of U.S. Growth Investments, Inc.
                                    since 1997. Also a director of a private company.

------------------
(1) Director who is an "interested person" of each fund, as defined in the Investment Company Act.

(2) "Controlling person" of the Investment Adviser, as defined in the Investment Company Act. Mr. Jundt beneficially owns 95% of the stock of the Investment Adviser. Mr. Jundt also owns 100% of the stock of the Distributor and is, therefore, a controlling person of the Distributor as well.

         Each of American Eagle Funds, Inc., Jundt Growth Fund, Inc., and Jundt Funds, Inc. has agreed to pay its pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" of any fund company managed by the Investment Adviser. In the aggregate, American Eagle Funds, Inc., the Jundt Growth Fund, Inc. and Jundt Funds, Inc. have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid to officers or directors who are "interested persons" of American Eagle Funds, Inc., Jundt Growth Fund, Inc. or Jundt Funds, Inc.

         Director fees and expenses aggregated $81,129 for the fiscal year ended December 31, 1999. The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 1999:

                               COMPENSATION TABLE

                                                                                                       TOTAL COMPENSATION
                                            AGGREGATE       PENSION OR RETIREMENT    ESTIMATED         FROM FUND AND FUND
                                            COMPENSATION    BENEFITS ACCRUED AS      ANNUAL BENEFITS   COMPLEX PAID TO
NAME OF PERSON, POSITION                    FROM FUND*      PART OF FUND EXPENSES    UPON RETIREMENT   DIRECTORS*
------------------------                    ----------      ---------------------    ---------------   ----------
James R. Jundt, Chairman of
 the Board ..........................       $     0         $0                       $0                $     0
John E. Clute, Director .............       $18,200         $0                       $0                $18,200
Floyd Hall, Director ................       $18,200         $0                       $0                $18,200
Demetre M. Nicoloff, Director .......       $18,200         $0                       $0                $18,200
Darrell R. Wells, Director ..........       $18,200         $0                       $0                $18,200
Clark W. Jernigan, Director .........       $     0         $0                       $0                $     0

------------------
*Total Compensation paid to directors is for services on the board of American
 Eagle Funds, Inc. The Jundt Growth Fund, Inc., and Jundt Funds, Inc.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE TO SET THE NUMBER OF DIRECTORS AT SEVEN AND VOTE IN FAVOR OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. The vote of a majority of the shares of the Company represented at the Meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. The proxies will vote for the above seven nominees. All of the nominees listed above have consented to serve as Directors if elected. In the event any of the above nominees are not candidates for election at the Meeting, the proxies may vote for such other persons as Jundt Associates may designate. Nothing currently indicates such situation will arise.

                                  PROPOSAL TWO
                           THE MODIFICATION OF CERTAIN
                       FUNDAMENTAL INVESTMENT RESTRICTIONS


         Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. Because certain fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive, Jundt Associates proposed that certain of the Funds' investment restrictions be modified. The Board of Directors has adopted these proposals, subject to shareholder approval.

         The Investment Company Act of 1940 (the "Investment Company Act") requires that only certain activities of investment companies be governed by fundamental investment restrictions. The Board of Directors has recommended that shareholders approve proposed revisions to the fundamental investment restrictions of the Funds governing these activities. Each proposed revision is, in general, intended to provide the Board with the maximum flexibility permitted under the Investment Company Act, and to provide uniformity among the Funds' investment restrictions.

A. MODIFY INVESTMENT RESTRICTIONS REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to borrow money and issue senior securities. The Funds' current investment restrictions regarding borrowing and the issuance of senior securities are set forth below.

         The Fund may not borrow money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities (as described elsewhere in the Funds' Prospectus and in this Statement of Additional Information) and then only in an amount not in excess of one-third of the value of the Fund's total assets.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION OR INVESTMENT RESTRICTIONS REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING INVESTMENT RESTRICTION:

         THE FUND MAY NOT BORROW MONEY OR ISSUE SENIOR SECURITIES IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940.

         The Board believes that the Funds' current investment restriction regarding borrowing is unnecessarily restrictive and could be disadvantageous to shareholders. The addition of borrowing power will provide the Funds with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, a Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Funds.

         The proposed investment restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The Investment Company Act requires borrowings to have 300% asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing investment restriction. This asset coverage requirement applies at all times, and not just at the time of borrowing.

         All borrowing involves risks. Interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund. In addition, if a Fund were to incur debt to purchase additional securities, a practice known as "leveraging," the Fund would incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage would increase a Fund's volatility and the risk of loss in a declining market.

         The proposed investment restriction also prohibits each Fund from issuing senior securities. Senior securities include any obligation of a fund that takes priority over the claims of the fund's shareholders. The Investment Company Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation. These types of transactions would be permitted under the proposed investment restriction, provided that a Fund sets aside cash or liquid securities to cover its obligations. The purpose of the proposed change is to clarify the Funds' investment restrictions prohibiting each Fund from issuing senior securities.

B. MODIFY THE INVESTMENT RESTRICTION REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to concentrate investments in a particular industry or group of industries. The Funds' current investment restrictions regarding industry concentration are set forth below.

         The Fund may not invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries); however, each Fund may invest more than 25% of its assets in one or more market sectors which may be made up of companies in a number of related industries.

         IT IS PROPOSED THAT THE FUNDS REPLACE THEIR CURRENT INVESTMENT RESTRICTIONS REGARDING CONCENTRATION WITH THE FOLLOWING INVESTMENT RESTRICTIONS:

         THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT. SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES SHALL NOT BE CONSIDERED TO REPRESENT AN "INDUSTRY" WITHIN THE MEANING OF THIS LIMITATION. HOWEVER, A FUND MAY CONCENTRATE ITS INVESTMENTS IN ONE OR MORE MARKET SECTORS WHICH MAY BE MADE UP OF COMPANIES IN A NUMBER OF RELATED INDUSTRIES.

         The Investment Company Act requires that a Fund state its position regarding concentration in an industry. While the Investment Company Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission (the "Commission") takes the position that investment of 25% or more of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         As set forth above, each Fund has a policy not to concentrate its investments in a particular industry, except for U.S. Government securities and agencies or instrumentalities. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof. Because a Fund may create its own reasonable industry classifications, Jundt Associates believes that it is not necessary to include such matters in the fundamental investment restrictions of the Funds.

         The proposed investment restrictions do not materially change the Funds' current investment restrictions. However, rather than defining concentration, as the current investment restrictions do, the proposed investment restrictions state that whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act as it is interpreted from time to time. This will provide the Fund with more flexibility should the staff of the Commission reinterpret the term "concentrate."

C. MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE

         The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in real estate. The Funds' current investment restriction regarding real estate is set forth below.

         The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interest therein.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE WITH THE FOLLOWING INVESTMENT
RESTRICTION:

         THE FUND MAY NOT ACQUIRE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY REAL ESTATE OR INTERESTS IN REAL ESTATE OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN REAL ESTATE OR INTERESTS IN REAL ESTATE.

         Both the current and proposed investment restrictions prohibit direct investments in real estate. The proposed investment restriction clarifies, however, that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

D. MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

         The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in commodities. The Funds' current investment restriction regarding commodity investments is set forth below.

         The Fund may not purchase or sell commodities or commodity contracts, except as required in connection with otherwise permissible options, futures contracts and commodity activities (as described elsewhere in the Funds' Prospectus and in this Statement of Additional Information).

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES WITH THE FOLLOWING INVESTMENT
RESTRICTION:

         THE FUND MAY NOT ACQUIRE OR SELL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES CONTRACTS UNLESS ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY PHYSICAL COMMODITIES OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN PHYSICAL COMMODITIES.

         The Investment Company Act requires a mutual fund to state as a fundamental investment restriction the extent to which it may engage in the purchase and sale of commodities. At the time the Investment Company Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. The purpose of the proposed change is to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities.

         Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

         Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract. In order to avoid the need to register with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator," each Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.

         The use of futures contracts, options on futures contracts and similar instruments would expose a Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

E. MODIFY THE INVESTMENT RESTRICTION REGARDING LENDING

         The Investment Company Act requires each Fund to have a fundamental investment restriction regarding lending. The Funds' current investment restrictions regarding lending are set forth below.

         The Fund may not make loans of its assets to other parties, including loans of its securities (although it may, subject to the other restrictions or policies stated in the Funds' Prospectus and in this Statement of Additional Information, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), in excess of one-third of it total assets.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING LENDING WITH THE FOLLOWING INVESTMENT
         RESTRICTION:

         THE FUND MAY NOT MAKE LOANS IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT.

         As noted above, each Fund's current lending investment restriction prohibits making loans to others, but contains exceptions to this prohibition. For example, each Fund is permitted to enter into repurchase agreements and purchase of debt securities. Unlike the current investment restrictions, the proposed investment restriction does not specify the particular types of lending in which each Fund is permitted to engage. Instead, the proposed investment restriction permits each Fund to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to Board approval, to lend its securities to the full extent permitted by the Investment Company Act.

         In addition, under the proposed new fundamental investment restriction, the Fund could rely on regulatory interpretations issued from time to time concerning what types of transactions are not deemed to involve "lending" for Investment Company Act purposes, and could engage in such other types of "lending" as may be permitted under the Investment Company Act and applicable interpretations from time to time. The proposed investment restriction, unlike the current investment restrictions, thus would permit the Funds to take advantage of new regulatory interpretations as they are issued, without seeking shareholder approval.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THAT FUND'S INVESTMENT RESTRICTIONS. The changes must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment restriction changes.

                                 PROPOSAL THREE
                          APPROVAL OF A NEW INVESTMENT
                         ADVISORY AGREEMENT BETWEEN EACH
                         FUND AND JUNDT ASSOCIATES, INC.

PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH FUND AND JUNDT ASSOCIATES, INC.

         At the Meeting, the shareholders of each Fund will be asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund and Jundt Associates, which will replace the Fund's existing Investment Advisory Agreement with Jundt Associates (the "Existing Advisory Agreement"). This action is necessitated by a proposed change in ownership of Jundt Associates (as detailed below), which will cause each Fund's Existing Advisory Agreement to terminate automatically. To provide for the ongoing management of the Funds following such change in ownership (which will occur as soon as practicable following the shareholders' approval of the New Advisory Agreements), Fund shareholders are being asked to approve the New Advisory Agreements, which will take effect immediately upon such change in ownership.

         THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED EACH FUND'S NEW ADVISORY AGREEMENT AND, WITHOUT QUALIFICATION, RECOMMENDS THAT IT BE APPROVED BY THE FUND'S SHAREHOLDERS.

         Jundt Associates serves as the investment advisor to each Fund under the Existing Advisory Agreements. James R. Jundt is the Chairman of the Board and Chief Executive Officer of Jundt Associates and currently owns 95% of its stock. A trust benefiting Mr. Jundt's children and grandchildren owns the remaining 5% of the stock. As soon as practicable following the shareholders' approval of the New Advisory Agreements, Marcus E. Jundt, currently the President and a portfolio manager of each Fund and son of James R. Jundt, has announced that he will acquire all of the Jundt Associates shares currently owned by James R. Jundt. This change in ownership (a "change in control" of Jundt Associates within the meaning of the Investment Company Act) will cause each Existing Advisory Agreement to terminate automatically. This, in turn, will necessitate adoption by each Fund of its New Advisory Agreement to enable Jundt Associates to continue to serve as the Funds' investment adviser following such change in ownership. Under the Investment Company Act, each Fund's New Advisory Agreement must be approved by the Fund's shareholders.

         Each Fund's Existing Advisory Agreement and New Advisory Agreement provide for the same compensation to Jundt Associates and further provide that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding shares of the Fund, or by Jundt Associates, upon 60 days' written notice to the other party. Each Agreement also provides that for its automatic termination in the event of its "assignment" (which includes any change in control of Jundt Associates). The form of the New Advisory Agreement (marked to indicate proposed revisions to the Existing Advisory Agreement) is attached to this proxy statement as Appendix A.

         The only technical change being proposed in the New Advisory Agreement (in addition to its effective date) is to the provision that governs how the Agreement may be amended in the future. Each Existing Advisory Agreement provides that "No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund." Each proposed New Advisory Agreement will provide that "This Agreement may be amended in the manner prescribed by the Investment Company Act of 1940, as amended, or any successor statute." The Board of Directors believes that this change could potentially provide the Funds with the flexibility to adopt future amendments that, according to applicable law, do not warrant the protections and expense of obtaining shareholder approval.

         In approving the New Advisory Agreements and recommending their approval by Fund shareholders, the Company's Board of Directors considered all relevant facts and circumstances, including but not limited to the following factors:

         * The terms of the New Advisory Agreements (including the fees payable to Jundt Associates) are substantially identical to the Existing Advisory Agreements.

         * Marcus E. Jundt has been employed by Jundt Associates as its Vice Chairman and as a portfolio manager since 1992. He has served as the President of U.S. Growth Investments, each Fund's distributor, since its inception and, since 1999, has served as each Fund's President. Over the past three years, Marcus Jundt has been responsible for all aspects of Jundt Associates' business lines and operations. In short, approval of the New Advisory Agreements will not result in any substantive changes in the manner in which Jundt Associates or the Funds are managed or in the portfolio managers responsible for managing the Funds.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. Each Fund's new Investment Advisory Agreement must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         If the shareholders of any Fund fail to approve the New Advisory Agreement, the Board of Directors will promptly consider alternative courses of action and could request the shareholders of each such Fund to reconsider approval of the New Advisory Agreement. Under the provisions of the Investment Company Act and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will terminate immediately upon the consummation of the Assignment. If such a termination should occur before a new advisory agreement has been approved by Fund shareholders, Jundt Associates will continue providing advisory services to the Funds for compensation equal to the lesser of (a) the amounts which would be payable to it under the Existing Advisory Agreement, or
(b) the actual out-of-pocket costs and expenses incurred by it in providing such investment advisory services. In such event, Jundt Associates has agreed to provide its services in accordance with those terms, pending shareholder approval of the New Advisory Agreement.

                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.

                                        BUSINESS EXPERIENCE
NAME AND (AGE)              POSITION    DURING PAST FIVE YEARS
--------------              --------    ----------------------

James R. Jundt (58) ....... Chairman    Chairman of the Board, Chief Executive
                                        Officer, Secretary and portfolio manager of the Jundt Associates, Inc. since its inception in 1982. Chairman of the Board and a portfolio manager of The Jundt
                                        Growth Fund, Inc. since 1991, Jundt
                                        Funds, Inc. since 1995 and, since 1999,
                                        American Eagle Funds, Inc. President of
                                        The Jundt Growth Fund, Inc. from 1991 to
                                        1999 and Jundt Funds, Inc. from 1995 to
                                        1999. Chairman of the Board of the
                                        Distributor since 1995. Also a trustee
                                        of Gonzaga.

Marcus E. Jundt (35)....... President   Vice Chairman of the Jundt Associates,
                                        Inc. since 1992. Research Analyst,
                                        Victoria Investors, New York, New York
                                        from 1988 to 1992. Employed by Cargill
                                        Investor Services, Inc. from 1987 to
                                        1988. President of Jundt Funds, Inc.,
                                        The Jundt Growth Fund, Inc. and,
                                        American Eagle Funds, Inc. since 1999.
                                        Portfolio Manager of Jundt Funds, Inc.
                                        since 1995 and The Jundt Growth Fund
                                        since 1992. President of U.S. Growth
                                        Investments, Inc. since 1997. Also a
                                        director of a private company.

Jon C. Essen (36).......... Treasurer   Chief Financial Officer of the
                                        Investment Adviser since 1998. Treasurer of The Jundt Growth Fund, Inc., Jundt
                                        Funds, Inc. and, American Eagle Funds,
                                        Inc. since 1999. Senior Financial
                                        Analyst, Norwest Investment Services,
                                        Inc., 1997 to 1998. Fund Reporting and
                                        Control Supervisor, Voyageur Funds Inc.,
                                        1994 to 1997.

James E. Nicholson (49).... Secretary   Partner with the law firm of Faegre &
                                        Benson LLP, Minneapolis, Minnesota,
                                        which has served as general counsel to
                                        the Investment Adviser, Jundt Growth
                                        Fund, Inc., Jundt Funds, Inc., American
                                        Eagle Funds, Inc., and the Distributor
                                        since their inception. Secretary of The
                                        Jundt Growth Fund, Inc. since 1991,
                                        Jundt Funds, Inc. since 1995 and
                                        American Eagle Funds, Inc. since 1999.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         As of December 31, 1999, the following persons were known to Jundt Associates to be the beneficial owners of 5% or more of a class of shares of any of the Funds.
                                              SHARE     NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER     CLASS    SHARES OWNED     CLASS
-----------------------------------------     -----    ------------     -----

AMERICAN EAGLE CAPITAL APPRECIATION FUND


AMERICAN EAGLE TWENTY FUND

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the applicable Fund no later than four months prior to the date proxy statements are mailed to shareholders.

Dated: ________, 2000                              James E. Nicholson, Secretary

                                      PROXY

                    AMERICAN EAGLE CAPITAL APPRECIATION FUND
                    (A SERIES OF AMERICAN EAGLE FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           AMERICAN EAGLE FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of American Eagle Capital Appreciation Fund (the "Fund"), a series of American Eagle Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

     |_| FOR all modifications listed below       |_| AGAINST all modifications
     (except as marked to the contrary below)     listed below

     |_| ABSTAIN for all modifications listed below
     (except as marked to the contrary below)

     INSTRUCTION:   To vote FOR any modification, circle the modification listed below.
                    To vote AGAINST any modification, strike a line through the modification listed below.

            A. Modify investment restriction regarding borrowing and the issuance of senior securities

            B. Modify investment restriction regarding concentration in a particular industry

            C. Modify investment restriction regarding investments in real estate

            D. Modify investment restriction regarding investments in
               commodities

            E. Modify investment restriction regarding lending


3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: _________________________

                                      PROXY

                           AMERICAN EAGLE TWENTY FUND
                    (A SERIES OF AMERICAN EAGLE FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           AMERICAN EAGLE FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of American Eagle Twenty Fund (the "Fund"), a series of American Eagle Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

     |_| FOR all modifications listed below       |_| AGAINST all modifications
     (except as marked to the contrary below)     listed below

     |_| ABSTAIN for all modifications listed below
     (except as marked to the contrary below)

     INSTRUCTION:   To vote FOR any modification, circle the modification listed below.
                    To vote AGAINST any modification, strike a line through the modification listed below.

            A. Modify investment restriction regarding borrowing and the issuance of senior securities

            B. Modify investment restriction regarding concentration in a particular industry

            C. Modify investment restriction regarding investments in real estate

            D. Modify investment restriction regarding investments in
               commodities

            E. Modify investment restriction regarding lending


3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: ____________________________